Derivative Instruments Accounted for at Fair Value	6 Months Ended
Jun. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments Accounted for at Fair Value
8. Derivative Instruments Accounted for at Fair Value
Interest Rate risk

The Company has a number of existing vessel loan facilities with associated amortizing fixed interest rate swaps. As of June 30, 2025, the interest rate swaps had a net positive fair value to the Company of $1.0 million (December 31, 2024, a positive fair value to the Company of $7.2 million). There were unrealized losses of $1.3 million on the fair value of the swaps for the three months ended June 30, 2025 (three months ended June 30, 2024, an unrealized loss of $1.6 million). There were unrealized losses of $2.4 million on the fair value of the swaps for the six months ended June 30, 2025 (six months ended June 30, 2024, an unrealized loss of $2.0 million).
The Company repaid existing vessel loan facilities during the six months ended June 30, 2025 and as a result the Company cash settled interest rate swap agreements linked to these loans and realized a loss of $1.2 million (six months ended June 30, 2024, nil).
These fixed interest rate swaps are typically entered into with the financial institutions that are also lenders under our loan facilities. The interest rate payable by the Company under these interest rate swap agreements is between 0.37% and 3.61%. The interest rate receivable by the Company under these interest rate swap agreements is typically 3-month SOFR, calculated on a 360-day year basis and which resets every three months.
All interest rate swaps above are remeasured to fair value at each reporting date and have been categorized as Level Two on the fair value measurement hierarchy. The remeasurement to fair value has no impact on cash flows at the reporting date. There is no requirement for cash collateral to be placed with the swap providers under these swap agreements and there is no effect on restricted cash as of June 30, 2025.
As of June 30, 2025, we held the following interest rates swaps that partially hedge our variable rate loan facilities:

Facility	Outstanding Notional amount	Fixed rate	Variable rate
	(in thousands)
March 2019 Facility	$6,000	0.37%	Comp SOFR
October 2013 DB Credit Facility A	$42,630	1.94%	Comp SOFR
July 2015 DB Credit Facility B	$36,172	2.00%	Comp SOFR
July 2015 Santander Credit Facility B	$39,078	1.88%	Comp SOFR
May 2025 Senior Secured Term Loan and RCF	$181,550	3.61%	Comp SOFR
The following table includes the estimated fair value of those assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2025 and December 31, 2024.

		December 31, 2024	June 30, 2025
		(in thousands)
	Fair Value Hierarchy Level	Fair Value Asset/(Liability)	Fair Value Asset /(Liability)
Interest rate swap agreements Assets	Level 2	$7,191	$2,054
Interest rate swap agreements Liability	Level 2	—	1,015
		$7,191	$1,039
The Company uses derivative instruments in accordance with its overall risk management policy to mitigate the risk of unfavorable movements in interest rates.
The Company held no derivatives designated as hedges as of June 30, 2025 or December 31, 2024.
Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.
Foreign Currency Exchange Rate risk
All foreign currency-denominated monetary assets and liabilities are revalued and reported in the Company’s functional currency based on the prevailing exchange rate at the end of the period. These foreign currency transactions fluctuate based on the strength of the U.S. Dollar. The remeasurement of all foreign currency-denominated monetary assets and liabilities at each reporting date results in unrealized foreign currency exchange differences which do not impact our cash flows.

Credit risk

The Company is exposed to credit losses in the event of non-performance by the counterparties to its interest rate swap agreements. As of June 30, 2025, the Company is exposed to credit risk where interest rate swaps are in an asset position from the perspective of the Company. In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are reputable financial institutions, highly rated by a recognized rating agency.

The fair value of our interest rate swap agreements is the estimated amount that we would pay/receive to sell or transfer the swap at the reporting date, taking into account current interest rates and the current creditworthiness of the swap counterparties. The estimated amount is the present value of future cash flows, adjusted for credit risk. The Company transacts all of these derivative instruments through investment-grade rated financial institutions at the time of the transaction. The amount recorded as a derivative asset or liability could vary by a material amount in the near term if credit markets are volatile or if credit risk were to change significantly.

The fair value of our interest rate swap agreements at the end of each period is most significantly affected by the interest rate implied by the benchmark interest yield curve, including its relative steepness. Interest rates and foreign exchange rates may experience significant volatility in both the short and long term. While the fair value of our swap agreements is typically more sensitive to changes in short-term rates, significant changes in long-term benchmark interest, foreign exchange rates and the credit risk of the counterparties of the Company may also materially impact the fair values of our swap agreements.